Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

Supplement to the Statement of Additional Information Dated
January 25, 2018

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Strategic
Equity Fund and Vanguard Strategic Small-Cap Equity Fund (the “Funds”). The
custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 069A 042018